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                                                                                  ITEM 14(c) - EXHIBIT (i) (21)

SUBSIDIARIES OF THE REGISTRANT:
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                                                                                        Where Incorporated
Name                                                                                        (or formed)
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
Burton Rubber Compounding, L.P.                                                             Delaware
  (a limited partnership)
Burton Rubber Processing, Ltd.                                                              Ontario
Bifan S.A.                                                                                  Italy
Cadillac Plastic Group, Inc.                                                                Michigan
CI Holding Company                                                                          Delaware
Compounding Technology, Euro S.A.                                                           France
Compounding Technology Pte. Ltd.                                                            Singapore
DH Compounding Company                                                                      Delaware
 (a general partnership)
Enviro Care Compounds AS                                                                    Norway
Hanna France SARL                                                                           France
Hanna Hamilton Holdings Company                                                             Delaware
Hanna International Corporation                                                             Delaware
Hanna PAR Corporation                                                                       Delaware
Hanna Polimeros, S.A. de C.V.                                                               Mexico
Hanna SuXing Plastics Compounding (Suzhou)
 Company Limited                                                                            China
Hanna-Wilson Polimer Feldolgozo Kft                                                         Hungary
Hanna Wilson Polymer (Shanghai) Limited                                                     China
Harwick Chemical Manufacturing Company                                                      Delaware
M. A. Hanna Export Services Company                                                         Barbados
M. A. Hanna International Financial Services Company                                        Ireland
M. A. Hanna de Mexico, S.A. de C.V.                                                         Mexico
M. A. Hanna Resin Distribution Company                                                      Delaware
MAH Plastics Company                                                                        Delaware
MAHRC de Mexico, S.A. de C.V.                                                               Mexico
MAHRC Servicios S.A. de C.V.                                                                Mexico
Melos Carl Boesch GmbH & Co.                                                                Germany
Monmouth Plastics Company                                                                   Delaware
Poliamidas Barbastro, S.A.                                                                  Spain
So.F.teR S.p.A.                                                                             Italy
Star Color Co., Ltd.                                                                        Thailand
Techmer PM, LLC                                                                             Delaware
Tekno Polimer Group                                                                         Turkey
The Pennsylvania Tidewater Dock Company                                                     Delaware
Theodor Bergmann GmbH & Co. Kunststoffwerk KG                                               Germany
UBE-Hanna Compounding Company, LLC                                                          Delaware
UBE-Hanna Compounding GmbH                                                                  Germany
Victor International Plastics, Ltd.                                                         England
Wilson Color S.A.                                                                           Belgium
Wilson Color GmbH                                                                           Germany
Wilson Color S.A.                                                                           France
Wilson Color AB                                                                             Sweden
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